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                                                                  EXHIBIT 99.525

                         INTER-SC TRADE ADJUSTMENT BIDS

                      Modeling Adjustment Bids on Inter-SC
                      Trades as Adjustment Bids on Virtual
                                   Resources

                                     TOPICS

o Use of virtual resources to hedge interSC trades against changes in the PX zonal prices
o Use of virtual resources to hedge interSC trades against changes in transmission usage charges (congestion costs)
o Letting participants specify a range (upper and lower limits) on their interSC trades to hedge against changes in the PX zonal prices or changes in transmission usage charges


                                                                               2
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                   USE OF VIRTUAL RESOURCES TO HEDGE INTERSC
                     TRADES AGAINST CHANGES IN THE PX ZONAL
                                     PRICES


                                                                               3
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                          INTER-SC TRADES WITH THE PX


o We look at an approach to modeling adjustments to inter-SC trades that involve the PX.

   - We recap the process outlined before.

   - We also outline a process to net out the virtual resources to produce physical final schedules.

   - We also provide some three SC three zone examples.

o  The approach could be used to adjust trades between other SCs.

                              INTER-SC SALE TO PX


o    SC sells energy to PX in a zone.

     - SC is to be paid PX's zonal market clearing price (ZMCP) for the energy.

o Congestion Management can cause the PX's zonal market clearing price in the zone to change.

     - If the PX's ZMCP falls, the SC may want to decrease its sale to the PX.

     - If the PX's ZMCP rises, the SC may want to increase its sale to the PX.



                                                                               5
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                              INTER-SC SALE TO PX



o To model the adjustment on the inter-SC trade, SC and PX specify a virtual load in the PX's portfolio in the zone of the inter-SC trade.

     -    SC submits an IPS of zero for this virtual load.

     -    SC can offer to buy back its inter-SC sale to PX.

          o Submit an adjustment bid to increase the virtual load if the PX ZMCP falls.

     -    SC can offer to increase the sale to PX.

          o Submit an adjustment bid to decrease the virtual load (to negative load) if the PX ZMCP rises.



                                                                               6
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                              INTER-SC SALE TO PX

                                    [GRAPH]


                                                                               7
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                              INTER-SC SALE TO PX

                                    [GRAPH]


                                                                               8

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INTER-SC PURCHASE FROM PX

o    SC buys energy from PX in a zone.

     - SC is to pay PX's zonal market clearing price (ZMCP) for the energy.

o Congestion Management can cause the PX's zonal market clearing price in the zone to change.

     - If ZMCP rises, the SC may want to decrease its purchase from PX.

     - If ZMCP falls, SC may want to increase its purchase from PX.

                           INTER-SC PURCHASE FROM PX

                                   [GRAPHIC]

                                                                              10
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                           INTER-SC PURCHASE FROM PX

o SC specifies a virtual load in PX's portfolio in the zone of the inter-SC trade.

   -  SC submits an IPS of zero for this virtual load.

   -  SC can offer to sell back its inter-SC purchase from PX.

      o Submit an adjustment bid to decrease the virtual load (to negative load) if the price rises.

   -  SC can offer to increase the purchase from PX.

      o  Submit an adjustment bid to increase the virtual load if price falls.

                           INTER-SC PURCHASE FROM PX

                                    [GRAPH]
                                                                              12
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                          INTER-SC TRADES WITH THE PX

o The SC involved in an inter-SC trade with the PX submits the adjustment bid for the inter-SC trade.

o    Suppose that SC is involved in an inter-SC trade selling energy to the PX:

     - If SC submits the adjustment bid, SC will have a virtual load in PX's market to model the adjustment.

     - The CM process adjusts the inter-SC trade by adjusting SC's virtual load in the PX market.

     - The prices in the PX's market will control how the CM process adjusts SC's virtual load in PX's market.

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                                    EXAMPLE

o    Three zones and three SCs (PX, SC1 and SC2).

     -    SC1 Resources:

          o    [FORMULA OMITTED] < or = 220 @ $20/MWh generator in zone C

          o    [FORMULA OMITTED] < or = 200 @ $30/MWh generator in zone A

          o    [FORMULA OMITTED] < or = 100 @ $50/MWh generator in zone B

          o    [FORMULA OMITTED] = 10 load in zone C

          o    [FORMULA OMITTED] = 100 load in zone A

          o    [FORMULA OMITTED] = 90 load in zone B

     -    SC2 Resources:

          o    [FORMULA OMITTED] < or = 2 @ $0/MWh generator in zone C

          o    [FORMULA OMITTED] < or = 101 @ $27/MWh generator in zone A

          o    [FORMULA OMITTED] < or = 40 @ $100/MWh generator in zone B

                                    EXAMPLE

- PX Resources:

     o    0 < or = [FORMULA OMITTED] < or = 200 @ $30/MWh generator in zone C

     o    0 < or = [FORMULA OMITTED] < or = 500 @ $25/MWh generator in zone A

     o    0 < or = [FORMULA OMITTED] < or = 200 @ $47/MWh generator in zone B

     o    [FORMULA OMITTED] = 100 load in zone C

     o    [FORMULA OMITTED] = 20 load in zone A

     o    [FORMULA OMITTED] = 300 load in zone B

- SC1 bids to sell from 0 to 190 MWh to PX in zone C at any price greater than or equal to $20/MWh [FORMULA OMITTED]

- SC2 bids to buy from 0 to 35 MWh to PX in zone B at any price less than or equal to $100/MWh [FORMULA OMITTED]

     o PX auction results [FORMULA OMITTED] = 190, [FORMULA OMITTED] = 35, [FORMULA OMITTED] = 265 and the UMCP = $25/MWh.

                       EXAMPLE (NO ADJUSTMENT BIDS ON THE
                               INTER-SC TRADES)


                                   [GRAPHIC]

                   FINAL SCHEDULES (NO ADJUSTMENT BIDS ON THE
                               INTER-SC TRADES)



                                   [GRAPHIC]

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              EXAMPLE (NO ADJUSTMENT BIDS ON THE INTER-SC TRADES)

-        SC1 is selling $20/MWh energy to the PX for $15/MWh in Zone C.

         o SC1 could buy back the energy when price PX pays falls below $20/MWh to avoid selling at a loss.

         o SC1 places a virtual load with IPS = 0 and upper limit of 190 @ $20/MWh in PX in Zone C to effect the buy back of its trade.

- SC2 is buying energy energy for $115/MWh from the PX in Zone B to serve load that it could curtail at a cost of only $100/MWh.

         o SC2 could sell back the energy when PX price rises above $100/MWh to avoid buying at more than the energy is worth.

         o SC2 places a virtual generator with IPS = 0 and upper limit of 35 @ $100/MWh in PX in Zone B to effect the sell back of its trade.

                      EXAMPLE (USING VIRTUAL RESOURCES FOR
                    ADJUSTMENT BIDS ON THE INTER-SC TRADES)

                                   [GRAPHIC]

                                       19
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                   Final Schedules (Using Virtual Resources)

                                   [Graphic]

                                    Results

o    Before SC1's buy back, PX ZMCP in B falls to $15MWh.

o    SC1 buys back 12 MWh it sells to PX.

     -    SC1's virtual load is PX marginal resource in zone C.

     -    PX ZMCP in zone C rises to $20/MWh.

o    Before SC2's sell back, PX ZMCP in B rises to $115MWh.

     -    PX ZMCP in A ($25/MWh) plus DUC ($90/MWh).

     - DUC is triggered since non-economic curtailment of SC1's load occurs in Zone B.

o    SC2 sells back 27 MWh it bought from PX.

     -    SC2's virtual generator is PX marginal resource in zone B.

     -    PX ZMCP in zone B falls to $100/MWh.

     -    No DUC used since economic signals are sufficient.

                                   IMBALANCES

o Suppose that the virtual resources are left in the final schedules. In real time:

    -  VLCSC1 is actually zero, this causes an imbalance of 12 MWh in PX load.

       o  SC1 is paid real time price for the 12 MWh it sells in real time.

    - SC1 would reduce GCSC1 by 12 MWh to account for the buy-back, this produces a 12 MWh imbalance in SC1's generation.

       o SC1 pays real time price for the 12 MWh it buys in real time.

    -  SC1's net real-time imbalance cost is 0.

                                   IMBALANCES

o Suppose that the virtual resources are left in the final schedules. In real time:

     - [FORMULA OMITTED] is actually zero, this causes an imbalance of 27 MWh in PX generation.

          o SC2 is pays real time price for the 27 MWh it fails to deliver in real time.

     - SC2 would reduce [FORMULA OMITTED] by 27 MWh to account for the sell-back, this produces a 27 MWh imbalance in SC2's load.

          o    SC2 is paid real time price for the 27 MWh it sells in real time

     -    SC2's net real-time imbalance cost is 0.

                           ADJUSTING FINAL SCHEDULES



o    The ISO could adjust the final schedules to remove the virtual resources.

     -    The PX has a virtual load in zone C from a trade with SC1.

          o The ISO would reduce SC1's scheduled generation (or increase its adjustable load) in zone C by up to the amount of the virtual load. The SC1's resources in zone C would be adjusted in order of decreasing cost.

          o The ISO would reduce the inter-SC trade and the virtual load by the amount of the adjustment to SC1's resources.

          o In most cases, this should drive the virtual load to zero. At least it will reduce it.

                           ADJUSTING FINAL SCHEDULES

-  The PX has a virtual generator in zone B from trade with SC2.

   o The ISO would increase SC2's scheduled generation (or decrease its adjustable load) in zone B by up to the amount of the virtual generation. SC2's resources in zone B would be adjusted in order of increasing cost.

   o The ISO would reduce the inter-SC trade and the virtual generation by the amount of the adjustment to SC2's resources.

   o In most cases, this should drive the virtual generation to zero. At least it will reduce it.

                            ADJUSTED FINAL SCHEDULES


                                   [GRAPHIC]

                           LOCATION OF INTER-SC TRADE

o SC wishes to submit an adjustment bid on its inter-SC trade with PX in Zone A.

   - SC should have resources in Zone A that it will use to account for any changes in the inter-SC trade.

   - This prevents SC from scheduling and paying for inter-zonal transmission capacity that it will not use.

                            ADJUSTED FINAL SCHEDULES

o The ISO does not find other uses for energy that was used to serve a virtual load.

o If an inter-SC trade is reduced, the ISO does not attempt to find new optimal uses for the resources that would have been used to support the trade.

                                 IMPLEMENTATION

o Unique resource IDs would be assigned to model resources for adjustments to inter-SC trades.

   - E.g. for each SC the PX would define virtual loads and virtual loads and virtual generators in each zone that would be used to model adjustment bids in inter-SC trades with the SC in the zone.

   - Meter data for the loads would automatically be defined as 0 MWh.

   - The ISO would not schedule nor charge A/S for the virtual loads since they are not needed.

     o This would not increase the stress on the stress on the ISO's A/S markets.

     o Since the virtual load actually does not occur, it may be appropriate not to charge other ISO fees (e.g. grid management fee) to the virtual load.

                   Use of virtual resources to hedge interSC
                     trades against changes in transmission
                        usage charges (congestion costs)

                      MODELING ADJUSTMENT BIDS ON INTER-SC
                      TRADES TO HEDGE AGAINST TRANSMISSION
                                   PRICES...


o The method that the PX proposes to use to model adjustments to inter-SC trades could be used by SCs other than the PX to hedge against transmission prices.

o Two SCs agree to an inter-SC sale at a fixed price in a zone. One of these SCs will be directly exposed to the impact of transmission price changes:

     - If an SC is buying energy in a zone in which it has load to serve while the SC selling the energy proposes to use resources in another zone an transport the energy, the selling SC pays for transmission and is directly exposed to changes in transmission costs.

                    ...MODELING ADJUSTMENT BIDS ON INTER-SC
                      TRADES TO HEDGE AGAINST TRANSMISSION
                                     PRICES

   - If an SC is selling energy in a zone in which it will procure the energy while the SC buying the energy proposes to use the energy to serve load in another zone, the buying SC pays for transmission and is directly exposed to changes in transmission costs.

o The two SCs involved in the trade can agree that the party exposed to the transmission costs can curtail the trade if the transmission usage charge it faces rises too high.

   - The virtual resources can be used to model the exposed SC's decision to curtail the trade.

   - The other SC will have to adjust its schedule to account for the curtailed trade after the ISOs CM process.

                         EXAMPLE: SELLING SC EXPOSED TO
                           TRANSMISSION USAGE CHARGES

o  Let SC1 and SC2 agree to an inter-SC trade i Zone B.

   - SC1 plans to use transmission from zone A to supply the energy in the trade.

   -   SC2 plans to use the energy to serve load in zone B.

   - SC1 and SC2 agree that the trade may be curtailed if the transmission price that SC1 would face rises to $20/MW or higher.

                         EXAMPLE: SELLING SC EXPOSED TO
                      TRANSMISSION USAGE CHARGES -- NO ADJ
                               TO INTER-SC TRADE

                                    [GRAPH]

                         EXAMPLE: SELLING SC EXPOSED TO
                      TRANSMISSION USAGE CHARGES -- FINAL
                                   SCHEDULES


                                    [GRAPH]


                         Usage Charge = $60/MWh so SC1
                    would like to curtail its trade to SC2.

                         EXAMPLE: SELLING SC EXPOSED TO
                           TRANSMISSION USAGE CHARGES

o To model its desire to back out of the trade if usage charges rises to $20/MWh, SC1 can add a virtual generator in zone B with a price of $30/MWh and an upper limit equal to the proposed trade.

                         EXAMPLE: SELLING SC EXPOSED TO
                      TRANSMISSION USAGE CHARGES -- ADJ TO
                                 INTER-SC TRADE

SCX

                                   [GRAPHIC]

          Zone A                                            Zone B

                         EXAMPLE: SELLING SC EXPOSED TO
                        TRANSMISSION USAGE CHARGES -- CM
                                FINAL SCHEDULES

                                   [GRAPHIC]

SC1 curtails its trade to SC2 by generating 50 MWh with its virtual generator. Usage Charge = $20/MWh. After CM SC2 will be informed that the trade is curtailed and that it must adjust its schedule to account for the 50 MWh of the curtailment.

                         EXAMPLE: SELLING SC EXPOSED TO
                      TRANSMISSION USAGE CHARGES -- FINAL
                                   SCHEDULES

                                   [GRAPHIC]

SC1 removes the virtual generator schedule and reduces the inter SC trade to 50 MWh. SC2 either reduces its load by 50 MWh of schedules 50 MWh of additional generation (whichever is cheaper).

                         EXAMPLE: BUYING SC EXPOSED TO
                           TRANSMISSION USAGE CHARGES

o Let SC1 and SC2 agree to an inter-SC trade in Zone A.

  - SC1 plans to use resources in zone A to supply the energy in the trade.

  - SC2 plans to use the energy to serve load in zone B. It will transport the energy and be exposed to the transmission charge.

  - SC1 and SC2 agree that the trade may be curtailed if the transmission price that SC2 would face rises to $20/MW or higher.

                         EXAMPLE: BUYING SC EXPOSED TO
                      TRANSMISSION USAGE CHARGES -- NO ADJ
                               TO INTER-SC TRADE

                                    [GRAPHIC]

                         EXAMPLE: BUYING SC EXPOSED TO
                      TRANSMISSION USAGE CHARGES -- FINAL
                                   SCHEDULES


                                    [GRAPHIC]

                          EXAMPLE: BUYING SC EXPOSED TO
                           TRANSMISSION USAGE CHARGES


          o To model its desire to back out of the trade if usage charges rises to $20/MWh, SC2 can add a virtual load in zone A with a price of $15/MWh and an upper limit equal to the proposed trade.

                          EXAMPLE: BUYING SC EXPOSED TO
                      TRANSMISSION USAGE CHARGES -- ADJ TO
                                 INTER-SC TRADE



                                    [GRAPHIC]

                          EXAMPLE: BUYING SC EXPOSED TO
                        TRANSMISSION USAGE CHARGES -- CM
                                FINAL SCHEDULES



                                    [GRAPHIC]

SC2 curtails its trade with SC1 by concuming 50 MWh with its virtual load. Usage Charge = $20/MWh. After CM SC1 will be informed that the trade is curtailed and that it must adjust its schedule to account for the 50 MWh of the curtailment.

                          EXAMPLE: BUYING SC EXPOSED TO
                       TRANSMISSION USAGE CHARGES -- FINAL
                                    SCHEDULES



                                    [GRAPHIC]


SC2 removes the virtual load schedule and reduces the inter SC trade to 50 MWh. SC1 reduces its generation in zone A by 50 MWh.

                      LETTING PARTICIPANTS SPECIFY A RANGE
                   (UPPER AND LOWER LIMITS) ON THEIR INTERSC
                     TRADES TO HEDGE AGAINST CHANGES IN THE
                         PX ZONAL PRICES OR CHANGES IN
                           TRANSMISSION USAGE CHARGES

                        DIRECT INTER-SC TRADE ADJUSTMENT


         o  The ISO could allow SCs to specify a range on their inter-SC trades.

         o The adjustment bids that they specify on their generators and loads will implicitly provide the cost of the energy to the selling SC and the value of the energy to the buying SC.

                        EXAMPLE (ADJUSTMENT RANGE ON THE
                                INTER-SC TRADES)

                                   [GRAPHIC]

                      FINAL SCHEDULES (ADJUSTMENT RANGE ON
                              THE INTER-SC TRADES)

                                   [GRAPHIC]


                                                                              50